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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
The 3DO Company

    We consent to the use of our report included herein, and to the references to our firm under the heading "Experts" and "Selected Consolidated Financial Data" in the prospectus.

                                          /s/ KPMG LLP

Mountain View, California
June 8, 1999